UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 13, 2011

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom
(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 13, 2011 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 678,827,254 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

Proposal		Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	639,783,444	22,751,603	795,412	15,496,645
2	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	659,805,308	3,457,945	67,206	15,496,645
3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc	634,398,840	28,865,105	66,514	15,496,645
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	643,941,372	16,708,374	2,680,713	15,496,645
5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc	651,254,090	11,884,997	191,372	15,496,645
6.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc	639,235,251	24,021,098	74,110	15,496,645
7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	646,134,489	14,587,641	2,608,329	15,496,645
8.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc	607,740,076	55,037,031	553,352	15,496,645
9.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	631,488,953	31,284,279	557,227	15,496,645
10.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc	646,952,212	16,303,831	74,416	15,496,645
11.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	629,018,496	33,755,638	556,325	15,496,645
12.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	654,241,394	7,636,481	1,452,584	15,496,645
13.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	645,072,086	18,186,772	71,601	15,496,645
14.	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc	632,263,727	30,517,836	548,896	15,496,645
Other Matters.
	Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	675,325,542	3,413,845	87,717	0
16.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc	678,196,151	511,987	118,966	0
17.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2010	652,362,199	7,585,814	18,879,091	0
18.	To approve the fiscal 2010 compensation of the named executive officers of Carnival Corporation & plc	636,578,058	23,630,125	3,122,276	15,496,645

	Proposal	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
19.	To determine how frequently the shareholders of Carnival Corporation and Carnival plc should be provided with a non-binding advisory note regarding the compensation of the named officers of Carnival Corporation & plc	572,257,081	390,541	77,095,893	13,587,094	15,496,645

	Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
20.	To approve the directors’ remuneration report of Carnival plc for the year ended November 30, 2010	657,942,448	18,054,213	2,830,443	0
21.	To approve the giving of authority for the allotment new shares by Carnival plc	652,590,002	7,219,759	3,520,698	15,496,645
22.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	672,615,025	4,520,505	1,691,724	0
23.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	675,234,860	1,596,509	1,995,735	0
24.	To approve the Carnival Corporation 2011 Stock Plan	624,692,402	28,683,474	9,954,733	15,496,645

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel & Secretary	Title:	Senior Vice President, General Counsel & Company Secretary
Date:	April 19, 2011	Date:	April 19, 2011